Exhibit 10.23

THIS AGREEMENT made in duplicate as of November 4, 2003.

BETWEEN:

ARIDIA CORP., a body corporate under the laws of the Province of Nova Scotia

(the “Company”)

OF THE ONE PART

 - and -

CEPHEID, a body corporate and INFECTIO DIAGNOSTIC (I.D.I.) INC. , a body corporate

(individually a “Parent Co.” and collectively, “Parent Cos.”)

OF THE OTHER PART

WHEREAS Parent Cos. are the beneficial owners of all the issued and outstanding shares in the capital stock of the Company;

AND WHEREAS the Company has resolved to wind up its affairs, to surrender its certificate of incorporation and to distribute its assets to Parent Cos.;

WITNESSETH that in consideration of the premises the parties hereto agree as follows:

1.             The Company shall, and does hereby, transfer all of its assets and undertaking of every nature and kind to Parent Cos. in equal shares and each of the Parent Cos. shall, and does hereby, accept such transfer.

2.             Each of the Parent Cos. has been cooperating with each other in connection with the operation of Aridia Corp. and agrees that certain Intellectual Property and Confidential Information have been developed during the operation of Aridia, which Intellectual Property and Confidential Information is more fully described in Exhibit A hereof. Each of the Parent Cos. shall be free to use such Intellectual Property and Confidential Information for its own business operation, as outlined in, and in conformance with, the provisions and restrictions of Exhibit A. Each of the Parent Cos. agrees, that without the express written agreement of the other Parent Co., it will not have the right to

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portion.

(i)            grant rights or disclose to a third party the Intellectual Property and Confidential Information of the other Parent Co.; and

(ii)           assign, sell, license, transfer or dispose to a third party the Intellectual Property and Confidential Information of the other Parent Co.

3.             The following agreements previously entered into between the parties are hereby terminated and of no further force and effect, including those provisions relating to winding down of the agreements or the relationships created thereunder and those provisions identified as surviving any termination: (l) Shareholders Agreement dated February 4, 2000 among Infectio Diagnostic (I.D.I.) Inc., Cepheid and Aridia Corp.; (2) Joint Technology and Collaboration Agreement dated February 4, 2000 among Aridia Corp., Infectio Diagnostic (I.D.I.) Inc. and Cepheid; (3) License and Supply Agreement dated February 4, 2000 between Aridia Corp. and Cepheid; and (4) License and Supply Agreement dated February 4, 2000 between Aridia Corp. and Infectio Diagnostic (I.D.I.) Inc.

4.             Each of the Parent Cos. shall, and does hereby, assume jointly and severally all of the outstanding obligations and liabilities of the Company of every nature and kind effective as of the date of transfer, including liability for all taxes, interest or penalties that have been assessed or may properly be assessed against the Company under the Income Tax Act (Canada).

5.             The transfer shall be effective as and from immediately following the close of business on the date hereof and each of the parties hereto shall execute all documents and do any and all things necessary or desirable to give full effect to this Agreement.

6.             The prices at which the assets and undertaking of the Company shall be transferred to Parent Cos. shall be determined pursuant to the agreement of the parties hereto.

7.             The Company hereby appoints each of the Parent Cos. its true and lawful attorney in its name and on its behalf to do all acts and execute all documents which may hereafter be necessary or desirable to complete the transfer of assets hereinbefore provided for.

8.             This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portion.

IN WITNESS WHEREOF the parties hereto have properly executed this agreement as of the day and year first above written.

ARIDIA CORP.

By:
Name:
Title:

By:
Name:
Title:

CEPHEID

By:
Name:
Title:

INFECTIO DIAGNOSTIC (I.D.I.) INC.

By:
Name:
Title:

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portion.

EXHIBIT A

Patents/Patent Applications/Disclosures owned by either Party but to be cross-licensed by the Parties, as defined below, and used by the each of the licensed Parties under non-exclusive license in the field of PCR, on a royalty-free basis, without the right or ability to sub-license or assign to a Third Party

•      Cepheid US patents #[***]

•      Cepheid US patent application Ser. # [***]

•      IDI Disclosure “Site Check” (License to Cepheid)

•      Cepheid US Patent Application Ser. No. [***]

•      Cepheid US Patent Application Ser. No. [***]

•      Cepheid US Patent Application Ser. No. [***]

•      IDI disclosure of [***]

•      Cepheid patent applications, covering freeze-drying master mix:

•      US Patent Application Ser. No. [***]

•      IDI disclosure [***]

•      Cepheid patents and patent applications, covering [***]:

•      US Patent [***]

•      US Patent Application Ser. No. [***]

•      US Patent Application Ser. No. [***]

•      US Patent Application Ser. No. [***]

•      US Patent Application Ser. No. [***]

•      US Patent Application Ser. No. [***]

•      [***]

•      IDI patent application [***]

•      IDI disclosure of [***]

•      IDI disclosure of [***]

•      IDI disclosure of [***]

•      IDI disclosure of [***]

•      IDI disclosure [***]

•      IDI disclosure of [***]

•      IDI disclosure of [***]

•      IDI disclosure of [***]

•      IDI disclosure of [***]

Patent Applications owned by either party, but usable by the other Party only under terms to be negotiated between the Parties

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portion.

•      Cepheid US Patent Application Ser. No. [***]

•      Cepheid US Patent Application Ser. No. [***]

•      IDI Provisional Patent Application Ser. No. [***]

Joint Know-How developed in the course of developing software, usable by either Party

•      Interpretation algorithms for diagnostic assays

•      Real-time PCR interpretation algorithms

Confidential Information generated during meetings or contacts with clinical experts, scientific advisors or other third parties shall be held by the Parties according the confidentiality provisions outlined in the agreements concurrently executed between the Parties, and either party may use such Confidential Information for the purposes for which the Confidential Information was disclosed

•      Brainstorming session with [***]

•      IDI Scientific Advisory Board meeting of 2002

•      Meetings with or disclosures by third party companies: [***]

The symbol [***] is used to indicate that a portion of the exhibit has been omitted and filed separately with the commission.  Confidential treatment has been requested with respect to the omitted portion.